UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
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Definitive Proxy Statement

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Soliciting Material under §240.14a-12

JAGUAR HEALTH, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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200 Pine Street, Suite 400, San Francisco, CA 94104
Tel: 415.371.8300 • Fax: 415.371.8311
https://jaguar.health
November 13, 2020
Dear Stockholder:
You are cordially invited to attend a Special Meeting of Stockholders (the “Special Meeting”) of Jaguar Health, Inc. (the “Company”) to be held at 200 Pine Street, Suite 400, San Francisco, CA 94104, on Wednesday, December 9, 2020, at 8:30 a.m., local time.
At the Special Meeting you will be asked to approve the adoption of an amendment to the Company’s Third Amended and Restated Certificate of Incorporation (the “COI”) to effect a reverse stock split of the Company’s issued and outstanding voting common stock, par value $0.0001 per share (the “Common Stock”) at a ratio not less than 1-for-2 and not greater than 1-for-20, with the exact ratio, if approved and effected at all, to be set within that range at the discretion of the Company’s board of directors and publicly announced by the Company on or before December  9, 2021 without further approval or authorization of the Company’s stockholders (the “Reverse Stock Split”) and (ii) approve discretionary authority for the Company to adjourn the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve proposal (i).
It is important that your shares be represented and voted whether or not you plan to attend the Special Meeting in person. You may vote on the Internet, by telephone or by completing and mailing a proxy card or voting instruction form. Voting over the Internet, by telephone or by mail will ensure your shares are represented at the Special Meeting. If you do attend the Special Meeting, you may, of course, withdraw your proxy should you wish to vote in person. Please read the enclosed information carefully before voting.
Sincerely,
Lisa A. Conte
Chief Executive Officer & President

JAGUAR HEALTH, INC.
200 Pine Street
Suite 400
San Francisco, CA 94104
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held December 9, 2020
NOTICE HEREBY IS GIVEN that a Special Meeting of Stockholders (the “Special Meeting”) of Jaguar Health, Inc. (the “Company”) will be held at 200 Pine Street, Suite 400, San Francisco, CA 94104, on Wednesday, December 9, 2020, at 8:30 a.m., local time, for the following purposes:
1.   Approve the adoption of an amendment to the Company’s Third Amended and Restated Certificate of Incorporation (the “COI”) to effect a reverse stock split of the Company’s issued and outstanding voting common stock, par value $0.0001 per share (the “Common Stock”) at a ratio not less than 1-for-2 and not greater than 1-for-20, with the exact ratio, if approved and effected at all, to be set within that range at the discretion of the Company’s board of directors and publicly announced by the Company on or before December 9, 2021 without further approval or authorization of the Company’s stockholders (the “Reverse Stock Split”) (Proposal 1); and
2.   Approve a proposal to grant discretionary authority to adjourn the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve Proposal 1 (Proposal 2).
3.   Such other business as properly may come before the Special Meeting or any adjournment or postponement thereof.
The board of directors is not aware of any other business to be presented to a vote of the stockholders at the Special Meeting. Information relating to the above matters is set forth in the attached Proxy Statement. Stockholders of record at the close of business on November 6, 2020 are entitled to receive notice of and to vote at the Special Meeting and any adjournment or postponement thereof.
By Order of the Board of Directors.
Lisa A. Conte
Chief Executive Officer & President
San Francisco, California
November 13, 2020
Information relating to the above matters is set forth in the attached Proxy Statement. Stockholders of record at the close of business on November 6, 2020 are entitled to receive notice of and to vote at the Special Meeting and any adjournment or postponement thereof. If you have questions concerning the proposals in the Proxy Statement, would like additional copies of the Proxy Statement or need help in voting your shares of Common Stock, please contact our proxy solicitor Georgeson LLC at 866-821-0284.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held
on December 9, 2020. The proxy materials are available at
https://jaguarhealth.gcs-web.com/financial-information/annual-reports

PLEASE CAREFULLY READ THE PROXY STATEMENT. EVEN IF YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE PROMPTLY COMPLETE, EXECUTE, DATE AND RETURN THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE ELECTRONICALLY VIA THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM. IF YOU VOTE BY INTERNET OR TELEPHONE, THEN YOU NEED NOT RETURN A WRITTEN PROXY CARD OR VOTING INSTRUCTION FORM BY MAIL. STOCKHOLDERS WHO ATTEND THE SPECIAL MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE (AS DESCRIBED BELOW).
JAGUAR HEALTH, INC.
200 Pine Street
Suite 400
San Francisco, CA 94104
PROXY STATEMENT
FOR A SPECIAL MEETING OF STOCKHOLDERS
To Be Held On December 9, 2020
GENERAL INFORMATION ABOUT THE SPECIAL MEETING
We are furnishing this Proxy Statement to our stockholders in connection with the solicitation of proxies by our board of directors to be voted at a Special Meeting of Stockholders (the “Special Meeting”) and at any adjournment or postponement thereof. The Special Meeting will be held at 200 Pine Street, Suite 400, San Francisco, CA 94104, on Wednesday, December 9, 2020, at 8:30 a.m., local time.
When used in this Proxy Statement, the terms the “Company,” “we,” “us,” “our” and “Jaguar” refer to Jaguar Health, Inc.
The Securities and Exchange Commission (“SEC”) rules require us to deliver our proxy materials by mail to all of our stockholders of record as of November 6, 2020 (the “Record Date”). Our proxy materials include the Notice of Special Meeting of Stockholders, this Proxy Statement and the form of proxy card or voting instruction form, and we will mail these proxy materials to stockholders entitled to vote at the meeting on or about November 13, 2020. Pursuant to rules adopted by the SEC, the Company is also providing access to its proxy materials over the Internet. All stockholders will have the ability to access the proxy materials at https://jaguarhealth.gcs-web.com/financial-information/annual-reports.
The date on which the Notice of the Special Meeting of Stockholders, this Proxy Statement and the form of proxy card or voting instruction form are first being sent or given to stockholders is on or about November 13, 2020.
GENERAL INFORMATION ABOUT VOTING
Record Date
As of November 6, 2020, the record date for the Special Meeting (the “Record Date”), 69,441,067 shares of our voting common stock, par value $0.0001 per share (the “Common Stock”), 21,821,410 shares of our non-voting common stock (20,782 shares of Common Stock on an as converted basis), 6,559 shares of our Series B-2 Convertible Preferred Stock, par value $0.0001 per share (the “Series B-2 Preferred Stock”) (1,246,210 of Common Stock on an as converted basis), 557,500 shares of our Series C Perpetual Preferred Stock, par value $0.0001 per share (the “Series C Preferred Stock”), and 842,500 shares of our Series D Perpetual Preferred Stock, par value $0.0001 per share (the “Series D Preferred Stock”), were issued and outstanding. Only holders of record of our Common Stock as of the close of business on the record date are entitled to notice of, and to vote at, the Special Meeting or at any adjournment or postponement thereof. A list of such holders will be open to the examination of any stockholder for any purpose germane to the meeting at Jaguar Health, Inc., 200 Pine Street, Suite 400, San Francisco, CA 94104 for a period of ten (10) days prior to the Special Meeting. The list of stockholders will also be available for such examination at the Special Meeting. The use of the capitalized term “Common Stock” in this Proxy Statement and related materials refers only to the Company’s voting common stock and does not include the Company’s convertible non-voting common stock.
Voting, Quorum and Revocability of Proxies
Each share of Common Stock entitles the holder of record thereof to one vote. No other securities are entitled to be voted at the Special Meeting. Each stockholder holding Common Stock may vote in person or by proxy on all matters that properly come before the Special Meeting and any adjournment or postponement thereof (except as otherwise described below).
Stockholders have no right to cumulative voting as to any matter, including the election of directors.
The presence, in person or by proxy, of stockholders entitled to vote a majority of the shares of Common Stock outstanding on the Record Date will constitute a quorum for purposes of voting at the Special Meeting. Properly executed proxies marked “ABSTAIN” or “WITHHOLD AUTHORITY,” as well as broker non-votes, will be counted as “present” for purposes of determining the existence of a quorum. If a quorum should not be present, the Special Meeting may be adjourned from time to time until a quorum is obtained.
Our board of directors is soliciting proxies for use in connection with the Special Meeting and any postponement or adjournment thereof. If you vote your shares via the Internet or by telephone or execute and return the proxy card or voting instruction form accompanying this Proxy Statement, your shares will be voted as you direct on all matters properly coming before the Special Meeting for a vote. For Proposals 1 and 2, you may vote “FOR, “AGAINST” or “ABSTAIN.”
If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC (the “Transfer Agent”), you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to grant your proxy directly to the Company or to vote your shares in person at the Special Meeting. If you hold your shares in a stock brokerage account or through a bank or other financial intermediary, you are considered the beneficial owner of shares held in street name. Your bank, broker or other financial intermediary is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your bank, broker or other financial intermediary on how to vote your shares, but because you are not the stockholder of record, you may not vote these shares in person at the Special Meeting unless you obtain a signed proxy from the record holder giving you the right to vote the shares. As a beneficial owner, you are, however, welcome to attend the Special Meeting provided that you present a valid legal proxy from the record holder (i.e., bank, broker, trustee or other nominee) to you.
Even if you plan to attend the Special Meeting, we recommend that you also submit your proxy as described in the proxy card or voting instruction form, so that your vote will be counted if you later decide not to attend the Special Meeting. Submitting your proxy now will not prevent you from voting your shares in person by written ballot at the Special Meeting if you desire to do so, as your proxy is revocable at your option.
You may revoke your proxy by (a) delivering to the Secretary of the Company at or before the Special Meeting a written notice of revocation bearing a later date than the proxy, (b) duly executing a subsequent proxy and delivering it to the Secretary of the Company at or before the Special Meeting or (c) attending the Special Meeting and voting in person (although attendance at the Special Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered at or prior to the Special Meeting to: Jaguar Health, Inc., 200 Pine Street, Suite 400, San Francisco, CA 94104, Attention: Jonathan S. Wolin. Beneficial owners of our Common Stock who are not holders of record and wish to revoke their proxy should contact their bank, brokerage firm or other custodian, nominee or fiduciary to inquire about how to revoke their proxy.
The shares represented by all valid proxies received will be voted in the manner specified. Where specific choices are not indicated on a validly executed and delivered proxy, the shares represented by such proxy will be voted: (i) “FOR” the approval of the amendment to the Company’s Third Amended and Restated Certificate of Incorporation (the “COI”) to effect a reverse stock split of the Company’s issued and outstanding Common Stock at a ratio of not less than 1-for-2 and not greater than 1-for-20, with the exact ratio, if approved and effected at all, to be set within that range at the discretion of the Company’s board of directors and publicly announced by the Company on or before December 9, 2021 without further approval or authorization of the Company’s stockholders (the “Reverse Stock Split”); and (ii) “FOR” the approval of discretionary authority for the Company to adjourn the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve Proposal 1.
We will bear all expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement. We have retained Georgeson LLC to solicit proxies for a base fee of $6,500 plus reimbursement of reasonable out-of-pocket expenses. In addition to solicitation by use of the mail, proxies may be solicited by telephone, facsimile or personally by our directors, officers and employees, who will receive no extra compensation for their services. We will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy soliciting materials to beneficial owners of shares of Common Stock.
Broker Voting
Brokers holding shares of record in “street name” for a client have the discretionary authority to vote on some matters (routine matters) if they do not receive instructions from the client regarding how the client wants the shares voted at least 10 days before the date of the meeting; provided the proxy materials are transmitted to the client at least 15 days before the meeting. There are also some matters with respect to which brokers do not have discretionary authority to vote (non-routine matters) if they do not receive timely instructions from the client. When a broker does not have discretion to vote on a particular matter and the client has not given timely instructions on how the broker should vote, a broker non-vote results. Any broker non-vote will be counted as present at the Special Meeting for purposes of determining a quorum, but will be treated as not entitled to vote with respect to non-routine matters.
The proposal to approve the amendment to the COI to effect the Reverse Stock Split (Proposal 1) and the proposal to approve to discretionary authority for the Company to adjourn the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve Proposal 1 (Proposal 2) are considered routine matters and brokers will be permitted to vote in their discretion on this matter on behalf of clients who have not furnished voting instructions at least 10 days before the date of the Special Meeting.
Required Vote
Proposal 1 — Adoption of the Amendment to the COI to effect the Reverse Stock Split
With respect to the proposal to approve the Amendment to the COI to effect the Reverse Stock Split, you may vote in favor of the proposal, vote against the proposal or abstain from voting.
The vote required to approve Proposal 1 is governed by Delaware law, our COI and our Bylaws and is the affirmative vote of the holders of a majority of the outstanding shares of Common Stock as of the record date, present in person or represented by proxy at the Special Meeting and entitled to vote. As a result, abstentions will have the same practical effect as a vote against Proposal 1.
Proposal 2 — Adjournment
With respect to the proposal to grant discretionary authority to adjourn the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve Proposal 1, you may vote in favor of the proposal, vote against the proposal or abstain from voting. The vote required to approve Proposal 2 is governed by Delaware law, our COI and our Amended and Restated Bylaws and is the affirmative vote of the holders of a majority of votes cast affirmatively or negatively (excluding abstentions and broker non-votes), provided a quorum is present. As a result, abstentions will be considered in determining whether a quorum is present but will have no effect on the vote for Proposal 2.

NO DISSENTERS’ RIGHTS
The corporate action described in this Proxy Statement will not afford to stockholders the opportunity to dissent from the actions described herein and receive an agreed or judicially appraised value for their shares of Common Stock.
CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
The statements in this Proxy Statement that are not historical statements, including statements regarding future capital-raising activities and expected use of proceeds therefrom, our estimates regarding expenses, future revenues, capital requirements, needs for additional financing, our ability to obtain additional financing, our success with regard to any business development initiatives, our ability to recruit or retain key scientific or management personnel or to retain our executive officers, our stock price and ability to meet the continued listing requirements of The Nasdaq Capital Market, and any other statements regarding our future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts, are forward-looking statements within the meaning of the federal securities laws. These statements are subject to numerous risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from the results expressed or implied by the statements. We describe risks and uncertainties that could cause actual results and events to differ materially in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section of our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed on April 3, 2020 (the “Annual Report”), as revised or supplemented by our most recent Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2020, which was filed on August 13, 2020.
Any forward-looking statements should be considered in light of such important factors. We undertake no obligation to revise or update publicly any forward-looking statements for any reason. Readers are cautioned not to place undue reliance on any forward-looking statement, which speaks only as of the date on which such statement is made.
All subsequent written and oral forward-looking statements concerning the matters addressed in this Proxy Statement and attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this Proxy Statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information regarding the beneficial ownership of shares of our Common Stock as of November 6, 2020 for:
•
each person known to us to be the beneficial owner of more than 5% of our outstanding shares of Common Stock;

•
each of our named executive officers;

•
each of our directors; and

•
all directors and named executive officers as a group.

Information with respect to beneficial ownership has been furnished by each director, executive officer or beneficial owner of more than 5% of our Common Stock. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting and investment power with respect to the securities. Except as otherwise provided by footnote, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. The number of shares of Common Stock used to calculate the percentage ownership of each listed person includes the shares of Common Stock underlying options or warrants or convertible securities held by such persons that are currently exercisable or convertible or exercisable or convertible within 60 days of November 6, 2020, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.
Percentage of beneficial ownership is based on (i) 69,461,849 shares of common stock and (ii) 6,559 shares of Series B-2 Preferred Stock outstanding (1,246,210 of common stock on an as converted basis) as of November 6, 2020. Each share of Series B-2 Preferred Stock is convertible into approximately 190 shares of Common Stock.
Except as otherwise set forth below, the address of each beneficial owner listed in the table below is c/o Jaguar Health, Inc., 200 Pine Street, Suite 400, San Francisco, CA 94104.
	Common Stock
Name and address of beneficial owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% Stockholders:
Iliad Research and Trading, L.P.(1)	6,520,780	9.39%
Named executive officers and directors:
James J. Bochnowski(2)	890,331	1.27%
Lisa A. Conte(3)	670,095	*
Steven R. King, Ph.D(4)	211,040	*
Jonathan S. Wolin(5)	144,666	*
Carol R. Lizak(6)	47,193	*
Jonathan B. Siegel(7)	175,779	*
John Micek III(8)	68,346	*
Greg Divis(9)	60,314	*
All current executive officers and directors as a group (8 persons)(10)	2,267,764	3.24%

*
Less than 1%.

(1)
Represents 6,520,780 shares of Common Stock. The address for Iliad Research and Trading, L.P. is 303 East Wacker Drive, Suite 1040, Chicago, IL 60601.

(2)
Represents (i) 181,618 shares of Common Stock, (ii) 128,801 shares of Common Stock issuable to Mr. Bochnowski under stock options that are exercisable or will become exercisable in the 60 days subsequent to November 6, 2020, and (iii) Bridge Warrants exercisable into 579,912 shares of Common Stock. All securities other than stock options are held by the Bochnowski Family Trust. Mr. Bochnowski is a co-trustee and beneficiary of such trust and shares voting and investment control over such shares with his spouse. The weighted average exercise price of the 128,801 stock options is $7.86.
(3)
Represents (i) 32 shares of Common Stock (ii) 632,563 shares of Common Stock issuable to Ms. Conte under stock options that are exercisable or will become exercisable in the 60 days subsequent to November 6, 2020, and (iii) Bridge Warrants exercisable into 37,500 shares of Common Stock. The weighted average exercise price of the 632,563 stock options is $5.38.

(4)
Represents (i) 6 shares of Common Stock and (ii) 211,034 shares of Common Stock issuable to Dr. King under stock options that are exercisable or will become exercisable in the 60 days subsequent to November 6, 2020. The weighted average exercise price of the 211,034 stock options is $5.53.

(5)
Represents 144,666 shares of Common Stock issuable to Mr. Wolin under stock options that are exercisable or will become exercisable in the 60 days subsequent to November 6, 2020. The weighted average exercise price of the 144,666 stock options is $1.58.

(6)
Represents 47,193 shares of Common Stock issuable to Ms. Lizak under stock options that are exercisable or will become exercisable in the 60 days subsequent to November 6, 2020. The weighted average exercise price of the 47,193 stock options is $1.19.

(7)
Represents (i) 13,276 shares of Common Stock, (ii) 102,718 shares of Common Stock issuable to Mr. Siegel under stock options that are exercisable or will become exercisable in the 60 days subsequent to November 6, 2020, and (iii) Bridge Warrants exercisable into 59,785 shares of Common Stock. The weighted average exercise price of the 102,718 stock options is $2.61.

(8)
Represents 68,346 shares of Common Stock issuable to Mr. Micek under stock options that are exercisable or will become exercisable in the 60 days subsequent to November 6, 2020. The weighted average exercise price of the 68,346 stock options is $7.01.

(9)
Represents 60,314 shares of Common Stock issuable to Mr. Divis under stock options that are exercisable or will become exercisable in the 60 days subsequent to November 6, 2020. The weighted average exercise price of the 60,314 stock options is $2.44.

(10)
See footnotes (2)  – (9).

PROPOSAL 1 — APPROVAL OF THE ADOPTION OF THE AMENDMENT TO THE COI TO EFFECT THE REVERSE STOCK SPLIT
At the Special Meeting, stockholders will be asked to approve an amendment to our COI to effect a reverse stock split of our issued and outstanding Common Stock by a numerical ratio of not less than 1-for-2 and not more than 1-for-20, with the exact ratio, if approved and effected at all, to be set within that range at the discretion of the board of directors and publicly announced by the Company on or before December 9, 2021. The proposed amendment to the COI reflecting the Reverse Stock Split is included in Annex A to this Proxy Statement. By approving this proposal, stockholders would give the board of directors the authority, but not the obligation, to effect the Reverse Stock Split and full discretion to approve the ratio at which shares of Common Stock will be reclassified, from and including a ratio of 1-for-2 and up to and including a ratio of 1-for-20. The ratio (if any) selected by the board of directors for the Reverse Stock Split would be publicly disclosed by the Company to the stockholders on or before the date on which the amendment to the COI reflecting the Reverse Stock Split is filed with the Secretary of State of the State of Delaware.
We are requesting stockholder approval to effect the Reverse Stock Split at a ratio of not less than 1-for-2 and not more than 1-for-20, with the exact ratio determined by the board of directors and publicly announced by the Company on or before December 9, 2021, to provide the board of directors with the flexibility to determine the appropriate ratio and timing for the Reverse Stock Split based upon our performance and other market factors. However, the board of directors reserves the right to elect not to proceed with the Reverse Stock Split, even if approved, and to abandon the Reverse Stock Split if it determines, in its sole discretion, that the Reverse Stock Split is no longer in the best interests of our stockholders. No further action by the stockholders will be required for the board of directors to either implement or abandon the Reverse Stock Split. For the avoidance of doubt, except as otherwise specified herein, all share and dollar amounts set forth in this proxy statement are on a pre-Reverse Stock Split basis.
If the board of directors does not effect the Reverse Stock Split on or before December 9, 2021, any authority granted to the board of directors by our stockholders pursuant to this Proposal 1 will terminate.
Reasons for the Reverse Stock Split
The board of directors has authorized the resolution to seek stockholder approval to effect the Reverse Stock Split with the primary intent of increasing the price of our Common Stock in order to meet The Nasdaq Capital Market’s minimum price per share criteria for continued listing on that exchange. Our Common Stock is publicly traded and listed on The Nasdaq Capital Market under the symbol “JAGX.” The board of directors believes that, in addition to increasing the price of our Common Stock, the reverse stock split would also reduce certain of our costs, such as Nasdaq listing fees, and make our Common Stock more attractive to a broader range of institutional and other investors. The combination of lower transaction costs and increased interest from institutional investors and investment funds may ultimately improve the trading liquidity of our Common Stock. Accordingly, we believe that authority granted to the board of directors to effect the Reverse Stock Split is in the Company’s and the stockholders’ best interests.
On December 30, 2019, we received a letter from the Listing Qualifications Staff (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) notifying us that we were not in compliance with Nasdaq Listing Rule 5550(a)(2) (the “Rule”), as the minimum bid price for our listed securities was less than $1 for the previous 30 consecutive business days. Our Common Stock is listed on The Nasdaq Capital Market, which imposes, among other requirements a minimum bid requirement.
On April 16, 2020, Nasdaq announced it was providing relief from the minimum bid price requirement through June 30, 2020. Under the relief, our grace period to regain compliance with the minimum bid was tolled until July 1, 2020. As such, our grace period was effectively extended until September 10, 2020.
On September 11, 2020, we received written notice from the Staff indicating that, based upon our continued non-compliance with the minimum $1.00 bid price requirement for continued listing on The Nasdaq Capital Market as set forth in the Rule, as of September 11, 2020, and notwithstanding our compliance with the quantitative criteria necessary to obtain a second 180-day period within which to evidence compliance with the Rule, as set forth in Nasdaq Listing Rule 5810(c)(3)(A), the Staff has determined to delist our securities from Nasdaq unless we timely request a hearing before the Nasdaq Hearings Panel (the “Panel”).
We made a timely request for a hearing before the Panel, which hearing was held on October 22, 2020. On October 28, 2020, we received formal notice that the Panel granted us an extension through December 23, 2020 to evidence compliance with the Rule. In order to comply with the Rule, we must have a closing bid price of at least $1.00 per share for a minimum of ten consecutive business days by December 23, 2020.
In addition to establishing a mechanism for the price of our Common Stock to meet Nasdaq’s minimum bid price requirement, we also believe that the Reverse Stock Split will make our Common Stock more attractive to a broader range of institutional and other investors. It is our understanding that the current market price of our Common Stock may affect its acceptability to certain institutional investors, professional investors and other members of the investing public. It is also our understanding that many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. However, some investors may view the Reverse Stock Split negatively because it reduces the number of shares of Common Stock available in the public market.
Reducing the number of outstanding shares of our Common Stock through the Reverse Stock Split is intended, absent other factors, to increase the per share market price of our Common Stock. However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our Common Stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of our Common Stock will increase following the Reverse Stock Split, that the market price of our Common Stock will not decrease in the future, or that our Common Stock will achieve a high enough price per share to permit its continued listing by Nasdaq.
Certain Risks Associated with the Reverse Stock Split
In evaluating the proposed Reverse Stock Split, the board of directors also took into consideration certain risks associated with reverse stock splits generally, including the negative perception of reverse stock splits held by some investors, analysts and other stock market participants, the fact that the stock price of some companies that have effected reverse stock splits has subsequently declined back to pre-reverse stock split levels, and the risks described below.
There can be no assurance that the total market capitalization of our Common Stock (the aggregate value of our Common Stock at the then market price) after the implementation of the Reverse Stock Split will be equal to or greater than the total market capitalization before the Reverse Stock Split or that the per share market price of our Common Stock following the Reverse Stock Split will increase in proportion to the reduction in the number of shares of our Common Stock outstanding before the Reverse Stock Split.
There can be no assurance that the market price per share of our Common Stock after the Reverse Stock Split will remain unchanged or increase in proportion to the reduction in the number of shares of our Common Stock outstanding before the Reverse Stock Split. For example, based on the closing price of our Common Stock on November 5, 2020, of $0.20 per share, if the board of directors were to implement the Reverse Stock Split and utilize a ratio of 1-for-11, we cannot assure you that the post-split market price of our Common Stock would be $2.20 (that is, $0.20 multiplied by 11) per share or greater. The market price of our Common Stock may fluctuate and potentially decline after the Reverse Stock Split, such as the decline in the market price of our Common Stock that we experienced after our previous reverse stock splits effectuated on June 1, 2018 and June 7, 2019.
Accordingly, the total market capitalization of our Common Stock after the Reverse Stock Split when and if approved and effected may be lower than the total market capitalization before the Reverse Stock

Split. Moreover, in the future, the market price of our Common Stock following the Reverse Stock Split may not exceed or remain higher than the market price prior to the Reverse Stock Split.
If the Reverse Stock Split is approved and effected, the resulting per-share market price may not attract institutional investors or investment funds and may not satisfy the investing guidelines of such investors and, consequently, the trading liquidity of our Common Stock may not improve.
While the board of directors believes that a higher stock price may help generate investor interest, there can be no assurance that the Reverse Stock Split will result in a per-share market price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds. As a result, the trading liquidity of our Common Stock may not necessarily improve.
A decline in the market price of our Common Stock after the Reverse Stock Split is approved and effected may result in a greater percentage decline than would occur in the absence of the Reverse Stock Split.
If the Reverse Stock Split is approved and effected and the market price of our Common Stock declines, the percentage decline may be greater than would occur in the absence of the Reverse Stock Split. The market price of our Common Stock will, however, also be based upon our performance and other factors, which are unrelated to the number of shares of Common Stock outstanding.
Because the number of authorized shares of our Common Stock will not be reduced proportionately, the reverse stock split will increase the Board’s ability to issue authorized and unissued shares without further stockholder action.
Because the number of authorized shares of our Common Stock will not be reduced proportionately, the reverse stock split will increase the Board’s ability to issue authorized and unissued shares without further stockholder action. Without taking into account the impact of the proposed reverse stock split, we already have a substantial number of authorized but unissued shares of stock, the issuance of which would be dilutive to our existing stockholders and may cause a decline in the trading price of our Common Stock. With respect to authorized but unissued and unreserved shares, we could also use such shares to oppose a hostile takeover attempt or delay or prevent changes in control or changes in or removal of management. We have an existing at the market offering agreement with Ladenburg Thalmann & Co. Inc. for an “at the market” equity offering program. Other than the foregoing, there are no existing plans, arrangements or understandings relating to the issuance of any of the authorized, but unissued and unreserved shares, whether available as a result of the proposed reverse stock split or otherwise.
Effecting the Reverse Stock Split; Board Discretion to Implement Reverse Stock Split
If approved by stockholders at the Special Meeting and the board of directors decides that it is in the best interests of the Company and our stockholders to effect the Reverse Stock Split, the board of directors will establish an appropriate ratio for the Reverse Stock Split based on several factors existing at such time, the Company will publicly announce the ratio selected by the board of directors and we will subsequently file an amendment to the COI, in the form of the proposed amendment to COI attached in Annex A. The board of directors will consider, among other factors, prevailing market conditions, the likely effect of the Reverse Stock Split on the trading price of our Common Stock and on our compliance with applicable Nasdaq listing requirements, and the marketability and liquidity of our Common Stock. The board of directors will also determine the appropriate timing for filing the amendment to our COI with the Secretary of State of the State of Delaware to effect the Reverse Stock Split. If, for any reason, the board of directors deems it advisable, the board of directors in its sole discretion, may abandon the Reverse Stock Split at any time prior to the effectiveness of the amendment to our COI, without further action by our stockholders. Assuming the board of directors determines that it is in the best interests of the Company and our stockholders to proceed with the Reverse Stock Split, the Reverse Stock Split will be effective as of the date and time set forth in the amendment to our COI that is filed with the Secretary of State of the State of Delaware (the “Effective Time”).
At the Effective Time, without any further action on the part of the Company or our stockholders, the outstanding shares of Common Stock held by stockholders of record as of the Effective Time will be converted into a lesser number of shares of Common Stock based on the ratio selected by the board of directors and publicly announce by the Company. For example, if the board of directors approves a ratio of 1-for-11, a stockholder who holds 11,000 shares of Common Stock as of the Effective Time will hold 1,000 shares of Common Stock following the Reverse Stock Split.
Effect on Outstanding Shares, Options, and Certain Other Securities
If the Reverse Stock Split is approved and effected, the number of shares of our Common Stock owned by each stockholder will be reduced in the same proportion as the reduction in the total number of shares outstanding, such that the percentage of our Common Stock owned by each stockholder will remain unchanged, except for any de minimis change resulting from the treatment of any fractional shares that such stockholder would have received as a result of the Reverse Stock Split. The number of shares of Common Stock that may be received upon conversion, exercise or exchange, as the case may be, of outstanding options or other securities convertible into, or exercisable or exchangeable for, shares of our Common Stock, and the exercise or conversion prices for these securities, will also be adjusted in accordance with their terms, as of the Effective Time.
Effect on Registration and Stock Trading
Our Common Stock is currently registered under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and we are subject to the periodic reporting and other requirements of the Exchange Act. The proposed Reverse Stock Split will not affect the registration of our Common Stock under the Exchange Act. If the Reverse Stock Split is approved and effected, our Common Stock will receive a new CUSIP number.
Mechanics of Reverse Split
If this Proposal 1 is approved by the stockholders at the Special Meeting and the board of directors decides that it is in the best interests of the Company and our stockholders to effect the Reverse Stock Split, our stockholders will be notified of the ratio for the Reverse Stock Split selected by the board of directors and that the Reverse Stock Split has been approved and effected. The mechanics of the Reverse Stock Split will differ depending upon whether a stockholder holds its shares of Common Stock in brokerage accounts or “street name” or whether the shares are registered directly in a stockholder’s name and held in book-entry form or certificate form.
•
Our stockholders who hold shares of Common Stock in “street name” through a nominee (such as a bank or broker) will be treated in the same manner as stockholders whose shares are registered in their names, and nominees will be instructed to effect the Reverse Stock Split for their beneficial holders. However, nominees may have different procedures for processing the reverse stock split and stockholders holding shares in “street name” are encouraged to contact their nominees.

•
Our registered stockholders may hold some or all of their shares of Common Stock electronically in book-entry form under the direct registration system for securities. These stockholders will not have stock certificates evidencing their ownership of our Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts. Stockholders holding registered shares of our Common Stock in book-entry form need not take any action to receive post-Reverse Stock Split shares as a transaction statement will automatically be sent to the stockholder’s address of record indicating the number of shares held.

•
Some of our registered stockholders hold all their shares of Common Stock in certificate form or a combination of certificate and book-entry form. Stockholders holding shares of Common Stock in certificate form will receive a transmittal letter from the Transfer Agent as soon as practicable after the effective date of the Reverse Stock Split. The letter of transmittal will contain instructions for the surrender of stock certificates received prior to the Effective Time (the “Old Certificates”) to the Transfer Agent in exchange for new certificates representing the appropriate number of whole shares of Common Stock giving effect to the Reverse Stock Split. No new stock certificates will be issued to any stockholder until such stockholder has surrendered all Old Certificates, together with a properly completed and executed Letter of Transmittal, to the Transfer Agent. The stockholders will then receive, at their option, either a new certificate or certificates or book-entry shares representing the number of whole shares of Common Stock into which their pre-Reverse Stock Split shares have been converted as a result of the Reverse Stock Split. Until surrendered, we will deem outstanding Old Certificates held by stockholders to be cancelled and to only represent the number of whole shares of post-Reverse Stock Split Common Stock to which the stockholders are entitled. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.
Treatment of Fractional Shares
Stockholders who would otherwise hold fractional shares because the number of shares of Common Stock they hold before the Reverse Stock Split is not evenly divisible, based on the Reverse Stock Split ratio approved by our board of directors, will be entitled to receive cash (without interest or deduction) in lieu of such fractional shares from our transfer agent, upon receipt by our transfer agent of a properly completed and duly executed transmittal letter and, where shares are held in certificated form, the surrender of all old certificate(s), in an amount per share equal to the product obtained by multiplying (a) the closing price per share of our Common Stock on the effective date for the Reverse Stock Split as reported on the Nasdaq Stock Market by (b) the fraction of the share owned by the stockholder, without interest. The ownership of a fractional share interest will not give the holder any voting, dividend or other rights, except to receive the above-described cash payment.
Effect on Authorized but Unissued Shares of Capital Stock
Currently, we are authorized to issue up to a total of 150,000,000 shares of Common Stock, of which 69,441,067 shares were issued and outstanding as of the Record Date, 50,000,000 shares of non-voting common stock, of which 21,821,410 shares were issued and outstanding as of the Record Date (20,782 shares of Common Stock on an as converted basis), and 4,475,074 shares of Preferred Stock, of which 1,406,559 were issued and outstanding as of the Record Date. The Reverse Stock Split, if approved and effected, will not have any effect on the authorized number of shares of our Common Stock, non-voting common stock or Preferred Stock.
Accounting Consequences
The Reverse Stock Split will not affect the par value of our Common Stock per share, which will remain $0.0001 par value per share. As a result, as of the Effective Time, the total of the stated capital attributable to Common Stock and the additional paid-in capital account on our balance sheet will not change due to the Reverse Stock Split. Reported per share net income or loss will be higher because there will be fewer shares of Common Stock outstanding.
No Going Private Transaction
Notwithstanding the decrease in the number of outstanding shares following the implementation of the Reverse Stock Split, the board of directors does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act, and the implementation of the proposed Reverse Stock Split will not cause the Company to go private.
No Dissenters’ Rights
Under the General Corporation Law of the State of Delaware (the “DGCL”), stockholders will not be entitled to dissenters’ rights with respect to the proposed amendment to our COI to effect the reverse stock split, and we do not intend to independently provide stockholders with any such right.
Reservation of Right to Abandon the Amendment to our COI
The board of directors reserves the right to abandon the proposed amendment to our COI described in this Proposal 1 without further action by our stockholders at any time before the Effective Time, even if stockholders approve this Proposal 1 at the Special Meeting. By voting in favor of the Reverse Stock Split, stockholders are also expressly authorizing the board of directors to determine not to proceed with, and abandon, the Reverse Stock Split if it should so decide.

Material U.S. Federal Income Tax Consequences of the Reverse Stock Split
The following discussion is a summary of the material U.S. federal income tax consequences of the proposed reverse stock split to U.S. Holders (as defined below) of our Common Stock. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury Regulations promulgated thereunder, judicial decisions, and published rulings and administrative pronouncements of the U.S. Internal Revenue Service (the “IRS”), in each case in effect as of the date of this proxy statement. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect a U.S. Holder. We have not sought and will not seek any rulings from the IRS regarding the matters discussed below and there can be no assurance the IRS or a court will not take a contrary position to that discussed below regarding the tax consequences of the proposed reverse stock split.
For purposes of this discussion, a “U.S. Holder” is a beneficial owner of our Common Stock that, for U.S. federal income tax purposes, is or is treated as (i) an individual who is a citizen or resident of the United States; (ii) a corporation (or any other entity or arrangement treated as a corporation) created or organized under the laws of the United States, any state thereof, or the District of Columbia; (iii) an estate, the income of which is subject to U.S. federal income tax regardless of its source; or (iv) a trust if (1) its administration is subject to the primary supervision of a court within the United States and all of its substantial decisions are subject to the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code), or (2) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a United States person.
This discussion is limited to U.S. Holders who hold our Common Stock as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all U.S. federal income tax consequences relevant to the particular circumstances of a U.S. Holder, including the impact of the Medicare contribution tax on net investment income. In addition, it does not address consequences relevant to U.S. Holders that are subject to special rules, including, without limitation, financial institutions, insurance companies, real estate investment trusts, regulated investment companies, grantor trusts, tax-exempt organizations, brokers, dealers or traders in securities, commodities or currencies, stockholders who hold our Common Stock as part of a position in a straddle or as part of a hedging, conversion or integrated transaction for U.S. federal income tax purposes, U.S. Holders that have a functional currency other than the U.S. dollar, or U.S. Holders who actually or constructively own 10% or more of our voting stock.
If a partnership (or other entity treated as a partnership for U.S. federal income tax purposes) is the beneficial owner of our Common Stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Accordingly, partnerships (and other entities treated as partnerships for U.S. federal income tax purposes) holding our Common Stock and the partners in such entities should consult their own tax advisors regarding the U.S. federal income tax consequences of the proposed reverse stock split to them.
In addition, the following discussion does not address the U.S. federal estate and gift tax, alternative minimum tax, or state, local and non-U.S. tax law consequences of the proposed reverse stock split. Furthermore, the following discussion does not address any tax consequences of transactions effectuated before, after or at the same time as the proposed reverse stock split, whether or not they are in connection with the proposed reverse stock split.
Each stockholder should consult his, her or its own tax advisors concerning the particular U.S. federal tax consequences of the reverse stock split, as well as the consequences arising under the laws of any other taxing jurisdiction, including any state, local or foreign income tax consequences.
The proposed reverse stock split is intended to be treated as a “recapitalization” for U.S. federal income tax purposes pursuant to Section 368(a)(1)(E) of the Code. As a result, a U.S. Holder generally should not recognize gain or loss upon the proposed reverse stock split for U.S. federal income tax purposes. A U.S. Holder’s aggregate adjusted tax basis in the shares of our Common Stock received pursuant to the proposed reverse stock split should equal the aggregate adjusted tax basis of the shares of our Common Stock exchanged therefor. The U.S. Holder’s holding period in the shares of our Common Stock received pursuant to the proposed reverse stock split should include the holding period in the shares of our Common Stock exchanged therefor. U.S. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of shares of Common Stock surrendered in a recapitalization to shares received in the recapitalization. U.S. Holders of shares of our Common Stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.
The U.S. federal income tax discussion set forth above does not discuss all aspects of U.S. federal income taxation that may be relevant to a particular stockholder in light of such stockholder’s circumstances and income tax situation. Accordingly, we urge you to consult with your own tax advisor with respect to all of the potential U.S. federal, state, local and foreign tax consequences to you of the reverse stock split.
Consequences if the Reverse Split is Not Approved
In the event that the Reverse Stock Split is not approved, we intend to actively monitor the trading price of our Common Stock on The Nasdaq Capital Market and will consider available options to resolve our non-compliance with the Nasdaq listing rules. We believe that our ability to remain listed on The Nasdaq Capital Market would be significantly and negatively affected if the Reverse Stock Split is not approved. If we are unable to achieve an increase in our stock price and our Common Stock is subsequently delisted, we could experience significant negative impacts including no longer being able to sell shares under our at-the-market program. In addition, if our Common Stock is delisted it will significantly and negatively affect our ability to obtain alternative debt or equity financing in order to support Company operations.
Required Vote of Stockholders
The vote required to approve Proposal 1 is the affirmative vote of the holders of a majority of the outstanding shares of Common Stock as of the Record Date, present in person or represented by proxy at the Special Meeting and entitled to vote. As a result, abstentions will have the same practical effect as a vote against Proposal 1.
The board of directors unanimously recommends that the stockholders vote “FOR” Proposal No. 1 to effect a reverse stock split at a ratio of not less than 1-for-2 and not greater than 1-for-20, with the exact ratio, if approved and effected at all, to be set within that range at the discretion of the board of directors and publicly announced by the Company on or before December 9, 2021, without further approval or authorization of our stockholders.

PROPOSAL 2 — GRANT OF DISCRETIONARY AUTHORITY TO ADJOURN THE SPECIAL MEETING IF NECESSARY TO SOLICIT ADDITIONAL PROXIES
Although it is not expected, the Special Meeting may be adjourned for the purpose of soliciting additional proxies. Any such adjournment of the Special Meeting may be made without notice, other than by the announcement made at the Special Meeting, by approval of the holders of a majority of the outstanding shares of our Common Stock, present in person or by proxy and entitled to vote at the Special Meeting, whether or not a quorum exists. We are soliciting proxies to grant discretionary authority to the chairperson of the Special Meeting to adjourn the Special Meeting, if necessary, for the purpose of soliciting additional proxies in favor of Proposal 1. The chairperson will have the discretion to decide whether or not to use the authority granted to such person pursuant to this Proposal 2 to adjourn the Special Meeting.
Required Vote of Stockholders
To approve the grant of discretionary authority to the chairperson of the Special Meeting to adjourn the Special Meeting, if necessary, for the purpose of soliciting additional proxies in favor of Proposal 1, the affirmative vote of the holders of a majority of shares of our Common Stock entitled to vote, present in person or by remote communication, if applicable, or represented by proxy at the Special Meeting, is required. Although failure to submit a proxy or vote in person at the Special Meeting, or a failure to provide your broker, nominee, fiduciary or other custodian, as applicable, with instructions on how to vote your shares will not affect the outcome of the vote on this proposal, the failure to submit a proxy or vote in person at the Special Meeting will make it more difficult to meet the requirement under our bylaws that the holders of a majority of the our capital stock issued and outstanding and entitled to vote at the Special Meeting be present in person or by proxy to constitute a quorum at the Special Meeting.
The Board of Directors unanimously recommends that the stockholders vote “FOR” Proposal No. 2 to grant discretionary authority to adjourn the Special Meeting, if necessary, to solicit additional proxies in favor of Proposal 1.

STOCKHOLDER PROPOSALS FOR 2021 ANNUAL MEETING
In accordance with SEC Rule 14a-8, in order for stockholder proposals intended to be presented at the 2021 Annual Meeting of Stockholders to be eligible for inclusion in our proxy statement for such meeting, they must be received by us at our executive offices in San Francisco, California, before December 4, 2020. The board of directors has not determined the date of the 2021 Annual Meeting of the Company’s Stockholders, but does not currently anticipate that the date will be changed by more than 30 calendar days from the date of the 2020 Annual Meeting of Stockholders.
Stockholder proposals (including recommendations of nominees for election to the board of directors) intended to be presented at the 2021 Annual Meeting of Stockholders, other than a stockholder proposal submitted pursuant to SEC Rule 14a-8, must be received in writing at our principal executive office no earlier than January 15, 2021 and no later February 14, 2021, in accordance with our bylaws. If the date of the 2021 Annual Meeting of Stockholders is scheduled for a date more than 30 days before or more than 60 days after May 15, 2021, then such proposals must be received not later than the close of business on the later of the 90th day prior to the scheduled date of the 2021 Annual Meeting or the 10th day following the day on which public disclosure of the date of the 2021 Annual Meeting of Stockholders is first made, as set forth in our bylaws.
AVAILABILITY OF ANNUAL REPORT TO STOCKHOLDERS AND REPORT ON FORM 10-K
Copies of the Annual Report (exclusive of exhibits and documents incorporated by reference) may be obtained for free by directing written requests to: Jaguar Health, Inc., Attention: Jonathan S. Wolin, 200 Pine Street, Suite 400, San Francisco, CA 94104 (415.371.8300 phone). Copies of exhibits and basic documents filed with the Annual Report or referenced therein will be furnished to stockholders upon written request and payment of a nominal fee in connection with the furnishing of such documents. You may also obtain the Annual Report over the Internet at the SEC’s website, www.sec.gov, or at https://jaguarhealth.gcs-web.com/financial-information/annual-reports.
LIST OF THE COMPANY’S STOCKHOLDERS
A list of our stockholders as of November 6, 2020, the Record Date, will be available for inspection at our corporate headquarters during normal business hours during the 10-day period prior to the Special Meeting. The list of stockholders will also be available for such examination at the Special Meeting.

DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS
Unless contrary instructions are received, we may send a single copy of the Proxy Statement and Notice of Special Meeting to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. Each stockholder in the household will continue to receive a separate proxy card. This process is known as “householding” and helps reduce the volume of duplicate information received at a single household, which reduces costs and expenses borne by us.
If you would like to receive a separate set of our annual disclosure documents this year or in future years, follow the instructions described below and we will deliver promptly a separate set. Similarly, if you share an address with another stockholder and the two of you would like to receive only a single set of our annual disclosure documents, follow the instructions below:
1.
If your shares are registered in your own name, please contact our transfer agent by writing to them at American Stock Transfer & Trust Company, LLC, 6201 15th Ave., Brooklyn, NY 11219 (Attn: Jaguar Health, Inc. Representative), calling 1-800-937-5449, or emailing help@astfinancial.com.

2.
If a bank, broker or other nominee holds your shares, please contact your bank, broker or other nominee directly.

OTHER MATTERS THAT MAY COME BEFORE THE SPECIAL MEETING
Our board of directors knows of no matters other than those referred to in the accompanying Notice of Special Meeting of Stockholders which may properly come before the Special Meeting. However, if any other matter should be properly presented for consideration and voting at the Special Meeting or any adjournments or postponements thereof, it is the intention of the persons named as proxies on the enclosed form of proxy card to vote the shares represented by all valid proxy cards in accordance with their judgment of what is in the best interest of the Company.
By Order of the Board of Directors.
Lisa A. Conte
Chief Executive Officer & President
San Francisco, California
November 13, 2020

ANNEX A
CERTIFICATE OF SIXTH AMENDMENT TO THE
THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF
JAGUAR HEALTH, INC.
Jaguar Health, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies that:
1.   The name of the Corporation is Jaguar Health, Inc. The date of filing of the Corporation’s original Certificate of Incorporation with the Secretary of State of the State of Delaware was June 6, 2013, under the name Jaguar Animal Health, Inc.
2.   This Certificate of Sixth Amendment to the Third Amended and Restated Certificate of Incorporation was duly authorized and adopted by the Corporation’s Board of Directors and stockholders in accordance with Section 242 of the General Corporation Law of the State of Delaware and amends the provisions of the Company’s Third Amended and Restated Certificate of Incorporation.
3.   The amendment to the existing Third Amended and Restated Certificate of Incorporation being effected hereby is as follows:
a.   Add the following paragraph at the end of Section IV.A. as a new Section IV.A.8:
“8. Third Reverse Stock Split. Upon this Amendment to the Third Restated Certificate becoming effective pursuant to the DGCL (the “Sixth Amendment Effective Time”), each two (2) to twenty (20) shares of Common Stock issued and outstanding immediately prior to the Sixth Amendment Effective Time shall automatically be reclassified and combined into one (1) validly issued, fully paid and non-assessable share of Common Stock, the exact ratio within the foregoing range to be determined by the Board of Directors prior to the Sixth Amendment Effective Time and publicly announced by the Corporation, without any further action by the Corporation or the holder thereof (the “Third Reverse Stock Split”). No fractional shares shall be issued in connection with the Third Reverse Stock Split. Stockholders who otherwise would be entitled to receive fractional shares of Common Stock shall be entitled to receive cash (without interest or deduction) from the Corporation’s transfer agent in lieu of such fractional share interests upon the submission of a transmission letter by a stockholder holding the shares in book-entry form and, where shares are held in certificated form, upon the surrender of the stockholder’s Old Certificates (as defined below), in an amount equal to the product obtained by multiplying (a) the closing price per share of the Common Stock as reported on the Nasdaq Capital Market as of the date of the Sixth Amendment Effective Time, by (b) the fraction of one share owned by the stockholder. Each certificate that immediately prior to the Sixth Amendment Effective Time represented shares of Common Stock (“Old Certificates”), shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional share interests as described above.”
4.   This Certificate of Sixth Amendment to the Third Amended and Restated Certificate of Incorporation shall be effective at 12:01 a.m., Eastern Time, on December 10, 2020.
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A-1

IN WITNESS WHEREOF, Jaguar Health, Inc. has caused this Certificate of Sixth Amendment to the Third Amended and Restated Certificate of Incorporation to be signed by [                 ], its [                 ], this [ • ] day of [ • ], 2020.
JAGUAR HEALTH, INC.
A Delaware corporation
By:

Name:
Title:

A-2

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Meeting, proxy statement and proxy card are available at https://jaguarhealth.gcs-web.com/financial-information/annual-reports SPECIAL MEETING OF SHAREHOLDERS OF JAGUAR HEALTH, INC. December9, 2020 PROXY VOTING INSTRUCTIONS INTERNET — Access “www.voteproxy.com “ and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE — Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EST the day before the meeting. COMPANY NUMBER MAIL — Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON — You may vote your shares in person by attending ACCOUNT NUMBER the Special Meeting. GO GREEN — e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. 00030000300000001000 0 120920 THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 1. Approve the adoption of an amendment to the Company’s Third FOR AGAINST ABSTAIN Amended and Restated Certificate of Incorporation (the “COI”) to effect a reverse stock split of the Company’s issued and outstanding voting common stock, par value $0.0001 per share (the “Common Stock”) at a ratio not less than 1 for 2 and not greater than 1 for 20, with the exact ratio, if approved and effected at all, to be set within that range at the discretion of the Company’s board of directors and publicly announced by the Company on or before December 9, 2021 without further approval or authorization of the Company’s stockholders (the “Reverse Stock Split”) (Proposal 1); and 2. Approve a proposal to grant discretionary authority to adjourn the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve Proposal 1 (Proposal 2). 3. Such other business as properly may come before the Special Meeting or any adjournment or postponement thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting. This proxy when properly executed will be voted as directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2. MARK”X” HERE IF YOU PLAN TO ATTEND THE MEETING. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Shareholder Date: Signature of Shareholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.